Exhibit 10.42

AMENDMENT NO. 1

TO

WARRANT AGREEMENT

OF

NEW WORLD RESTAURANT GROUP, INC.

(FORMERLY, NEW WORLD COFFEE-MANHATTAN BAGEL, INC.)

As of March 15, 2002

                Amendment No. 1 to Warrant Agreement dated as of June 19, 2001 between New World Restaurant Group, Inc., formerly New World Coffee-Manhattan Bagel, Inc. (the “Company”) and The Bank of New York, as successor in interest to the corporate trust business of United States Trust Company of New York, as warrant agent (the “Warrant Agent”).

                A.            The Warrant Agreement provides that the Warrants shall expire at 5:00 p.m., New York City time on June 20, 2006.

                B.            The Warrants issued pursuant to the Warrant Agreement and the form of Warrant attached to the Warrant Agreement provide that the Warrants will expire at 5:00 p.m., New York City time on June 19, 2006.

                C.            There is an ambiguity in the Warrant Agreement as to the expiration date of the Warrants.

                D.            The Company and the Warrant Agent desire to cure the ambiguity pursuant to Section 7.2 of the Warrant Agreement, which the Company as determined shall not adversely affect in any respects the interests of the Holders (as that term is defined in the Warrant Agreement).

                The parties hereby agree as follows:

                1.             As currently provided in Section 2.1 of the Warrant Agreement, subject to the terms and conditions of the Warrant Agreement, the Warrants shall expire at 5:00 p.m., New York City time on June 20, 2006.

                2.             Exhibit A to the Warrant Agreement (the form of Warrant Agreement) is hereby amended in its entirety to read as set forth in Exhibit A to this Amendment No. 1.

                3.             The Warrant Agent shall send a notice to each Holder stating that the Warrants held by such Holder will expire at 5:00 p.m., New York City time on June 20, 2006 and requesting that such Holder return such Holder’s Warrants to the Warrant Agent so that the expiration date listed in the Warrants can be corrected.  Upon receipt, the Warrant Agent will stamp each Warrant, with a stamp, which will state: “Pursuant to Amendment No. 1 to the Warrant Agreement, the expiration date for the Warrants is June 20, 2006, so that the Warrants represented by this Warrant Certificate shall expire at 5:00 p.m., New York City time, on June

20, 2006.”  Thereafter, the Warrant Agent will promptly return by mail the Warrants to the Holders.

                4.             The Warrant Agent shall not be liable or responsible for the validity or sufficiency of this Amendment No. 1 or the due authorization and delivery by the Company.

                5.             Except as provided in this Amendment No. 1, the Warrant Agreement shall remain in effect without change.

                6.             This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; and such counterparts shall together constitute but one and the same instrument.

                IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the Company and the Warrant Agent as of the day and year first above written.

NEW WORLD RESTAURANT
GROUP, INC.

By:
Anthony D. Wedo
Chairman and Chief Executive Officer

THE BANK OF NEW YORK, as successor
in interest to the corporate trust business of
United States Trust Company of New York

By:
Name:
Title:

Exhibit A

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE LAST DATE ON WHICH NEW WORLD RESTAURANT GROUP, INC., FORMERLY KNOWN AS NEW WORLD COFFEE-MANHATTAN BAGEL, INC. (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE (OR ANY PREDECESSOR OF SUCH WARRANTS OR WARRANT CERTIFICATE) (THE “RESALE RESTRICTION TERMINATION DATE”), ONLY (A)TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(l), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, AN ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THIS WARRANT CERTIFICATE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.  THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 19, 200l BETWEEN THE COMPANY AND JEFFERIES & COMPANY, INC. (THE “INITIAL PURCHASER”), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

No.	Warrants

WARRANT CERTIFICATE

NEW WORLD COFFEE RESTAURANT GROUP, INC.

This Warrant Certificate certifies that                                                                , or its registered assigns, is the registered holder of                                                     Warrants (the “Warrants”) to purchase shares of Common Stock, par value $0.00l per share (the “Common Stock”), of New World Restaurant Group, Inc. a Delaware corporation, formerly known as New World Coffee-Manhattan Bagel, Inc. (the “Company”).  Each Warrant entitles the holder to purchase from the Company at any time on or after the date hereof and until 5:00 p.m., New York City time, on June 20, 2006 (the “Expiration Date”), 98 fully paid and non-assessable shares of Common Stock (as such number may be adjusted from time to time, the “Warrant Shares”, which may also include any other securities or property issuable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the initial exercise price (the “Exercise Price”) of $0.0l per Warrant Share upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the “Warrant Agent Office”), subject to the conditions set forth herein and in the Warrant Agreement.

The Exercise Price shall be payable either (i) in cash or by certified or official bank check in the lawful currency of the United States of America, which as of the time of payment is legal tender for payment of public or private debts or (ii) by delivery of Warrant Certificates to the Company in accordance with the Warrant Agreement.  The Company has initially designated the corporate trust office of the Warrant Agent in New York, New York, as the initial Warrant Agent Office.  The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on June 20, 2006 shall thereafter be void.

Reference is hereby made to the further provisions on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

All capitalized terms used in this Warrant Certificate and not otherwise defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement.  Initially, the Company shall act as its own Warrant Agent.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

WITNESS the signature of the Company’s duly authorized officer.

Dated:
NEW WORLD RESTAURANT GROUP, INC.

By:
Name:
Title:

Certificate of Authentication: This is one of the Warrants referred to in the within—mentioned Warrant Agreement:

THE BANK OF NEW YORK
as successor Warrant Agent

By:
Name:
Title:

NEW WORLD RESTAURANT GROUP, INC.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after the date hereof and until 5:00 p.m., New York City time, on June 20, 2006, 98 Warrant Shares, subject to adjustment as set forth in the Warrant Agreement (as defined).  The Warrants are issued pursuant to a Warrant Agreement dated as of June 19, 2001, as amended by Amendment No. 1 (the “Warrant Agreement”), duly executed and delivered by the Company for the benefit of the holders from time to time of the Warrant Certificates, and subject to the terms and provisions of the Registration Rights Agreement, dated as of June 19, 2001, between Jefferies & Company, Inc. and the Company (the “Registration Rights Agreement”), which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrant Certificates.  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day.  If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day.  Notwithstanding the foregoing, in the case of the exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Warrant Share or Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate.  Such certificate or certificates evidencing the Warrant Share or Warrant Shares shall be deemed to have been issued and any Persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Warrant Certificates that evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Fair Market Value per share of Common Stock as determined in accordance with the Warrant Agreement.

Warrant Certificates, when surrendered at any Warrant Agent Office by the holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

All capitalized terms used in this Warrant Certificate and not otherwise defined herein have the meanings given to such terms in the Warrant Agreement.

ELECTION TO EXERCISE

To be executed upon exercise of Warrants on the Exercise Date

The undersigned hereby irrevocably elects to exercise ________________of the Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares:*

1.                                       ~             in the amount of $______________ in cash or by certified or official bank check; and/or

2.                                       ~             in Warrant Certificates, in each case, pursuant to Section 2.1 of the Warrant Agreement.

The undersigned requests that a certificate representing such Warrant Shares be registered in the name of _____________________________, whose address is _________________________________, and that such certificate be delivered to _______________________, whose address is __________________________________.  Any cash payments to be paid in lieu of a fractional Warrant Share should be made to _______________________, whose address is __________________________________, and the check representing payment thereof should be delivered to ______________________, whose address is _______________________________.

Name of holder of
Warrant Certificate:
(Please Print)

Tax Identification or
Social Security Number:

Signature:
Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Dated: ,

*Indicate, as applicable, the form of consideration being provided.

ASSIGNMENT

For value received, _______________ hereby sells, assigns and transfers unto _______________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ as attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:	,

Signature:
Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.